UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2024

TOUGHBUILT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8669 Research Drive
Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

(949) 528-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 6, 2024, Toughbuilt Industries, Inc. (the “Company”) entered into a Settlement Agreement with Concord Property Development, LLC (“Landlord”) to resolve a dispute arising from nonpayment of rent under a Commercial Lease Agreement dated October 31, 2022, for commercial premises located at 500 South Main Street, Suite 101, Mooresville, North Carolina. Under the terms of the Settlement Agreement, the Company has agreed to pay the Landlord a total settlement amount of Six Hundred Sixty-Six Thousand Three Hundred Eighty-Eight and 20/100 Dollars ($666,388.20) in four scheduled payments: (i) $100,000 on or before June 30, 2024; (ii) $200,000 on or before July 31, 2024; (iii) $183,194.10 on or before August 31, 2024; and (iv) $183,194.10 on or before September 30, 2024. The Settlement Agreement stipulates that upon the Company’s timely payment of the full settlement amount, the Landlord will release and forever discharge the Company from any claims, demands, damages, liabilities, or causes of action related to the lease and the dispute. Additionally, the Settlement Agreement provides that in the event of the Company’s default on its payment obligations, the Landlord is entitled to record a Confession of Judgment against the Company, creditable with any payments made. The Agreement also specifies that it is not to be considered an admission of liability by any party.

The Company entered into the Settlement Agreement to avoid the costs and uncertainties of legal proceedings, reflecting the Company’s commitment to responsibly managing its financial obligations and disputes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained under Item 1.01 of this Form 8-K is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: June 7, 2024	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer

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